R.H. Donnelley JPMorgan Annual High Yield Conference Jenny Apker, Vice President & Treasurer January 24, 2007

Safe Harbor Statement Certain statements contained in this presentation regarding RHD's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," "industry outlook, trends and forecast" and similar expressions, as they relate to RHD or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only RHD's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to RHD. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause RHD's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of future financial and operating results, RHD's plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the legacy RHD and Dex Media businesses will not continue to be integrated successfully; (2) the risk that the expected strategic advantages and remaining cost savings from the Dex Media merger may not be fully realized or may take longer to realize than expected; (3) disruption from the Dex Media merger making it more difficult to maintain relationships with customers, employees or suppliers; and (4) general economic conditions and consumer sentiment in our markets. Additional factors that could cause R.H. Donnelley's results to differ materially from those described in the forward-looking statements are described in detail in the registration statement on Form S-4 that R.H. Donnelley filed with the Securities and Exchange Commission (the "SEC") (Registration No. 333-129539), which contains the joint proxy statement/prospectus relating to the transaction, RHD's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in Item 1A "Risk Factors," Dex Media's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in Item 1A "Risk Factors," as well as R.H. Donnelley's and Dex Media's other periodic filings with the SEC that are available on the SEC's website at www.sec.gov. No reference, verbal or written, to the guidance issued December 5, 2006 within the context of this presentation should be construed as an update, revision or clarification of the Company's future financial performance. In addition, we will reference numerous non-GAAP financial measures in this presentation. Please see the appendix for a reconciliation of all non-GAAP measures to the most comparable GAAP measures.

R.H. Donnelley Overview Over $2.6 billion in revenue Over 600,000 local and national advertisers Largest advertiser accounts for less than 1% of revenue Operations in 28 states Circulation of approximately 80 million DexOnline.com #1 local search site for 11 consecutive quarters Over 4,000 employees, including 1,800 member sales force Major Yellow Pages and local online search provider = key growth markets

Investment Highlights Strong and Stable Industry Consistent / stable revenue & usage Diversified local SME customer base Strong ROI to advertisers RHD's DNA Large sales force acts as trusted advisor Management with successful operating and integration track record RHD Business Process Expanding Market Opportunity Online Local online search one of the fastest growing media segments Triple Play strategy Provides SME's an integrated solution Increases addressable market Exceptional Financial Profile High recurring revenue and margins Value creation through delevering Valuable tax benefits

Strong and Stable Industry Revenue 1990 8.9 1991 9.2 1992 9.3 1993 9.5 1994 9.8 1995 10.2 1996 10.7 1997 11.4 1998 12.1 1999 13 2000 14.1 2001 14.9 2002 15.1 2003 15 2004 15.4 2005E 15.8 Strong Usage Consistent Growth Return on Investment Print IYP 2000 14.9 2001 15.1 2002 15.1 1.1 2003 14.9 1.2 2004 14.6 1.5 2005 14.5 1.8 IYP Yellow Pages Online Newspapers Magazines Direct Marketing Television Radio Annual Revenue 58 53 52 20 14 12 9 7 U.S. directories advertising revenue $ billions $8.9 $15.8 3.9% CAGR Annual Yellow Pages references in billions 14.9 14.5 16.3 Source: Veronis Suhler Stevenson, 2006 Source: KNI/SRI, 2006 Source: CRM Associates, Yellow Pages Trends & Opportunities, 2006 High consumer usage delivers tremendous value for advertisers

Expanding Market Opportunity Online Print IYP SEM Other 14 0.6 0.5 81.9 7% CAGR by 2010 for Triple Play Local Advertising $97b in 2005 Source: The Kelsey Group Print IYP Local Online Search (SEM) All Other Local (in billions) Print IYP SEM Other 15 1.7 4.5 103.8 Local Advertising $125b in 2010 Addressable Market grows from 15.6% to 17.0% of the Local Advertising Market

Print and Online Complementary Source: Yellow Pages Association Print Yellow Pages Top Headings by Revenue Attorneys Physicians and Surgeons Insurance Dentists Plumbing Contractors Storage - Household & Commercial Auto Repair and Service Pest Control Services Movers Air Conditioning Contractors Source: Borrell Associates Inc. Online Local Search Top Revenue Categories Real Estate Auto Marketing Credit and Mortgage Services General Merchandise Recruitment Government Hospitals Telecommunications Pharmacies Computer Services

Marketing Financial Operations Recruiting / Hiring / HR Training Sales Graphics IT Systems Publishing Print Distribution Billing / Credit Collections Customer Service Corporate Finance Communications Execution DNA - The RHD Business Process

Exceptional Financial Profile: 3Q06 Capitalization Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers Excludes the effect of purchase accounting adjustments to the fair market value of Dex notes Calculated based on net debt outstanding divided by the sum of EBITDA before FAS123R expense based on 2007 guidance issued December 5, 2006 plus expected one-time expensed integration costs in 2007 of $24 million $ millions

Exceptional Financial Profile: Cumulative Debt Repayment Debt Repayment 2003 648 2004 1406 2005 2238 2006E 2928 $ millions $2.9 Billion of Value Transferred to Shareholders Note: figures represent RHD's and Dex's combined cumulative debt repayment

Based on a 40% tax rate The balances of net operating loss carryforwards as of 12/31/05 were $343 million and $271 million for R.H. Donnelley and Dex Media, respectively Using a 35% tax rate for NOLs Exceptional Financial Profile: Valuable Tax Benefits Acquisitions resulted in tax basis "step-up" of approximately $10 billion Cash value of approximately $250 million per year(1) through 2017 Current net operating loss carryforward of approximately $600 million(2) NOLs will not be fully utilized until 2012 Cash taxes below $10 million through 2010 Net Present Value of Available Cash Tax Benefits(3) Discount rate 6% 8% NPV ($ millions) $2,271 $2,048

2007 Guidance[1]

Advertising sales growth	Positive
Revenue	≈ $2.67 billion
EBITDA before FAS 123R[2]	≈ $1.44 billion
EBITDA margin before FAS 123R[2]	≈ 54%
Capital expenditures	≈ $70 million
Free Cash Flow	≈ $615 million
Net debt at year end[3]	≈ $9.5 billion
Leverage at year end[4]	≈ 6.50x

1. Based on guidance issued December 5, 2006. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers.
2. Excludes non-cash stock-based compensation expense of approximately $43 million and $31 million for 2006 and 2007, respectively. 2007 EBITDA excludes approximately $34 million of cost uplift, a non-cash purchase accounting related expense
3. Excludes fair market value adjustment related to purchase accounting
4. Calculated based on estimated year end net debt outstanding divided by the sum of EBITDA before FAS123R expense plus expected one-time expensed integration costs in 2007 of $24 million

RHDonnelley® PROGRESS · PERFORMANCE · POTENTIAL

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Appendix

Reconciliation of Non-GAAP Measures Related to FY07 Guidance (Unaudited) Amounts in billions, except for percentages and per share amounts See accompanying Notes to Schedules

Reconciliation of Non-GAAP Measures Related to FY07 Guidance (cont'd) (Unaudited) Amounts in billions, except for percentages and per share amounts See accompanying Notes to Schedules

(Unaudited) Amounts in billions, except for percentages and per share amounts See accompanying Notes to Schedules Reconciliation of Non-GAAP Measures Related to FY07 Guidance (cont'd)

(Unaudited) Amounts in billions, except for percentages, per share amounts and where noted See accompanying Notes to Schedules Reconciliation of Non-GAAP Measures Related to FY07 Guidance (cont'd)

Notes To Schedules (Unaudited) Advertising revenue is recognized using the deferral and amortization method of accounting. Under this method, when a directory is published, the advertising sales value is deferred and amortized into the statement of operations ratably over the life of the directory, which is typically 12 months Advertising sales represent the total billable value of print and online products in the period when billing commences. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted and pro forma adjusted EBITDA represents adjusted and pro forma adjusted earnings before interest, taxes, depreciation and amortization. EBITDA, adjusted EBITDA and pro forma adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies. As a result of purchase accounting, RHD was required to adjust the carrying value of Dex Media's debt at January 31, 2006 to its fair market value. Net debt - GAAP represents total debt less cash and cash equivalents for the respective period. Net debt - excluding fair market value adjustments represents net debt - GAAP adjusted to remove the remaining fair value purchase accounting adjustment of Dex Media's debt.